                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 17, 1997
                                                  -----------------

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
              (Exact Name of registrant specified in its charter)
               (Originator of the Chase Credit Card Master Trust)

United States                   333-04607                    22-2382028
-------------                   ---------                    ----------
(State or other                 (Commission File             (I.R.S. employer
Jurisdiction of                 Number)                      Identification No.)
Incorporation)


                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                          ---------------------------
                    (Address of principal executive offices)


 Registrant's telephone number, including area code:  (302) 575-5000
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 Item 5.   Other Events
           ------------

           On December 17, 1997, the Underwriting Agreement, dated as of December 17, 1997 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On December 23, 1997, the Series 1997-5 Supplement, dated as of December 23, 1997, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto.



 Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
           -----------------------------------------------------------------

           Exhibits

           4.1 Underwriting Agreement, dated as of December 17, 1997, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.

           4.2 Series 1997-5 Supplement, dated as of December 23, 1997, to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.
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                                                                               2
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               THE CHASE MANHATTAN BANK



                               By: /s/ Frank DeGenova
                                   --------------------------------
                               Name:   Frank DeGenova
                               Title:  Vice President



 Date:  January 28, 1998
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                                                                               3

                               INDEX TO EXHIBITS
                               -----------------



Exhibit  Exhibit                              Sequentially
-------  -------                              ------------
Number                                        Numbered Pages
------                                        --------------

4.1      Underwriting Agreement, dated as
         of December 17, 1997, among
         Chase USA, as Transferor, CMB,
         as Servicer, and CSI, as
         Underwriter.

4.2      Series 1997-5 Supplement, dated
         as of December 23, 1997, to the
         Second Amended and Restated
         Pooling and Servicing Agreement,
         among Chase USA, as Transferor
         on and after June 1, 1996, CMB,
         as Transferor prior to June 1,
         1996 and as Servicer, and the
         Trustee.